SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [   ]
Filed by a Party other than the Registrant  [ X ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Variable Investors Series Trust
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

                        Blazzard, Grodd & Hasenauer, P.C.
________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         _______________________________________________________________

     2)  Aggregate number of securities to which transaction applies:

         _______________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________

     4)  Proposed maximum aggregate value of transaction:

         _______________________________________________________________

     5)  Total fee paid:

         _______________________________________________________________


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         _______________________________________________________________

     2)  Form, Schedule or Registration Statement No.:

        _______________________________________________________________

     3)  Filing Party:

         _______________________________________________________________

     4)  Date Filed:

         _______________________________________________________________




                         VARIABLE INVESTORS SERIES TRUST
                                 2122 YORK ROAD
                            OAK BROOK, ILLINOIS 60523

                                GROWTH PORTFOLIO
                            GROWTH & INCOME PORTFOLIO
                           HIGH INCOME BOND PORTFOLIO
                             MATRIX EQUITY PORTFOLIO
                          MULTIPLE STRATEGIES PORTFOLIO
                           SMALL CAP GROWTH PORTFOLIO
                         U.S. GOVERNMENT BOND PORTFOLIO
                             WORLD EQUITY PORTFOLIO

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 23, 1999


     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Shareholders") of Variable Investors Series Trust, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (the "Trust"), will be held at the offices of First Variable Advisory Services Corp., 2122 York Road, Oak Brook, Illinois 60523, on April 23, 1999, at 10:00 a.m., local time, for the following purposes:

     1. To elect two Trustees to serve until their respective successors are elected and have qualified;

     2. To approve or disapprove a New Investment Advisory Agreement between the Trust and First Variable Advisory Services Corp., such New Investment Advisory Agreement to contain the same terms and conditions as the Current Investment Advisory Agreement, except for the dates of execution, effectiveness and termination;

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record as of the close of business on February 26, 1999, are entitled to notice of and to vote at the meeting and at any and all adjournments thereof.

                        By order of the Board of Trustees


                          Arnold R. Bergman, Secretary

Dated: ______________, 1999



--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT! PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE. IF YOU SIGN, DATE AND RETURN THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF ALL PROPOSALS NOTICED ABOVE.
--------------------------------------------------------------------------------

THE TRUST'S ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS OF THE TRUST AS OF DECEMBER 31, 1998, MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 228-1035 OR WRITING TO THE TRUST AT 2122 YORK ROAD, OAK BROOK, ILLINOIS 60523.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU CAST YOUR VOTE IN FAVOR OF THE NOMINEES FOR THE BOARD OF TRUSTEES LISTED IN THE PROXY STATEMENT AND FOR APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.


                             YOUR VOTE IS IMPORTANT.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY.


                         VARIABLE INVESTORS SERIES TRUST
                                 2122 YORK ROAD
                            OAK BROOK, ILLINOIS 60523

                                ----------------

                                 PROXY STATEMENT
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 23, 1999

     The enclosed proxy is being solicited by and on behalf of the Board of Trustees (the "Trustees" or "Board") of Variable Investors Series Trust, a Massachusetts business trust ("Trust), which consists of separate Portfolios (each a "Portfolio" and collectively the "Portfolios"). This proxy is for use at a Special Meeting ("Meeting") of Shareholders ("Shareholders") of each of the Portfolios to be held jointly at the offices of First Variable Advisory Services Corp, 2122 York Road, Oak Brook, Illinois 60523, on April 23, 1999 at 10:00 a.m., local time, and at any and all adjournments thereof for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice").

VOTING

     The Trust was established to be used exclusively as the underlying investment for certain variable life insurance and variable annuity contracts ("Variable Contracts") offered by certain participating life insurance companies through their separate accounts. First Variable Life Insurance Company ("First Variable Life") is the only participating life insurance company in the Trust and its sole shareholder. Pursuant to current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), First Variable Life will solicit voting instructions from owners of Variable Contracts with respect to matters to be acted upon at the meeting. All shares in the Trust held by First Variable Life will be voted by First Variable Life in accordance with voting instructions received from such contract owners. First Variable Life will vote all of the shares which it is entitled to vote in the same proportion as the votes cast by contract owners, on the issues presented, including shares which are attributable to First Variable Life's interests in the Trust. First Variable Life has fixed the close of business on April 19, 1999 as the last day for which voting instructions will be accepted.

     First Variable Life will designate individuals who will serve as proxies at the meeting. If the accompanying form of proxy is properly executed and returned in time to be voted at the meeting, the shares covered thereby will be voted by First Variable Life in accordance with the instructions marked thereon. Executed proxies that are unmarked will be voted for the proposal to approve the proposed New Advisory Agreement (defined below) for the Portfolios of the Trust. Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Trust, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Each proposal being considered at the meeting will be approved only if a sufficient number of votes are cast in favor of that proposal. Accordingly, votes to abstain and votes against will have the same effect in determining whether a proposal is approved.

     The Board of Trustees has fixed the close of business on February 26, 1999 as the record date ("Record Date") for the determination of shareholders entitled to notice of and to a vote at the meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and to a proportionate fractional vote for each fractional Share.

     As of the Record Date, there were 2,060,542 Shares of the Growth Portfolio, 1,756,717 Shares of the Growth & Income Portfolio, 2,313,481 Shares of the High Income Bond Portfolio, 1,403,207 Shares of the Matrix Equity Portfolio, 2,332,220 Shares of the Multiple Strategies Portfolio, 894,747 Shares of the Small Cap Growth Portfolio, 1,569,840 Shares of the U.S. Government Bond Portfolio and 1,577,825 Shares of the World Equity Portfolio outstanding. See page __ for information concerning the substantial Shareholders of the Shares of the Trust.

     The Notice, this Proxy Statement and the accompanying proxy card(s) were first mailed to Shareholders on or about ___________, 1999.

     The purposes of the Special Meeting are to permit the Portfolios' Shareholders to elect two Trustees and to consider a new Investment Advisory Agreement (defined below) to take effect following the consummation of the transaction contemplated by a Merger Offer dated as of _____________, 1999, (the "Merger Offer") between Irish Life plc, the ultimate parent company of First Variable Advisory Services Corp., the Adviser to the Trust, and Irish Permanent plc. Pursuant to the Merger Offer, Irish Permanent plc will acquire all of the shares of Irish Life plc. The shareholder vote on the New Investment Advisory Agreement (defined below) is required under the 1940 Act, as a result of the contemplated Merger Offer.

     The costs of the meeting, including the solicitation of proxies and voting instructions from contract owners, will be paid by First Variable Life Insurance Company and/or its affiliates.

     If, by the time scheduled for the meeting, a quorum is not present or if a quorum is present but sufficient votes in favor of any of the proposals described in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of any of the proposals to be considered at the adjourned meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on all of the proposals to be considered at the adjourned meeting.

                        PROPOSAL 1.: ELECTION OF TRUSTEES

The Trustees

The Trust may, but is not required to, hold annual meetings of shareholders for the election of Trustees. The current Board of Trustees has selected and nominated all nominees for election as Trustees at this Special Meeting of Shareholders. The two individuals named in the table below, each a current Trustee, have been nominated for election as Trustees, each to hold office until his successor is duly elected and has qualified.

Following the Meeting, the Trust does not contemplate holding regular meetings of Shareholders to elect Trustees or otherwise. In the event a vacancy occurs on the Board by reason of death, resignation or a reason other than removal by the Shareholders, the remaining Trustees shall appoint a person to fill the vacancy for the entire unexpired term. The Trust has no procedure to consider persons recommended by Variable Contract owners for nomination to the Board of Trustees of the Trust.

When an investment company does not hold regular annual meetings, it is a requirement under the 1940 Act and a policy of the Trust that holders of record of not less than two-thirds of the outstanding shares of the investment company may file a declaration in writing or may vote at a special meeting of shareholders for the purpose of removing a Trustee. The Board will be required to promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee(s) when required to do so by the record holders of not less than 10% of the total outstanding shares of the Trust. In addition, the Board will comply with the requirements of Section 16(c) of the 1940 Act with respect to communications with Shareholders.

Each of the nominees named below has agreed to serve as a Trustee if elected; however should any nominee become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the Board of Trustees.

Each Trustee elected by the Shareholders or by the Trustees shall serve until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed.

The following is a list of the names, ages and principal occupations respecting the Trustee nominees.

Name and Age                      Principal Occupations or Employment in
                                  Past 5 Years
____________________              ____________________________________________
John M. Soukup*                   President and Director, First Variable Life
2122 York Road                    and President and Director of Adviser and
Oak Brook, IL  60523              First Variable Capital Services, Inc. ("FVCS")
Age: __                           since June, 1997; prior to June 1997, Market
                                  Development Officer, Fortis

Paul G. Chenault                  Private Trustee; prior to 1995, Senior Vice
15 Falling Brook                  President and Chief Investment Officer, X.L.
Cincinnati, OH 45241              Investments, Ltd., Hamilton, Bermuda
Age: __

__________________
* "Interested person" as defined in the 1940 Act.

The following is a list of the names, ages, principal occupations and other information respecting the current Trustees (other than Messrs. Soukup and Chenault).

Name and Age                      Principal Occupations or Employment in
                                  Past 5 Years
____________________              ____________________________________________

Wesley E. Horton                  Private Trustee and Investor
1100 Country Club Circle
North Palm Beach, FL  33408
Age: __

W. Lawrence Howe                  Consultant; Director, Lone Star Life Insurance
6220 Topsail Road                 Company; Director, Howe-Weaver
At Harbor Hills
Lady Lake, FL  32159
Age: __


Laird E. Wiggin                   Managing Director, The E/W Group, Inc., a
The E/W Group, Inc.               financial management and operations consulting
59 Rainbow Road                   firm
East Granby, CT  06026-0169
Age: __


Norman A. Fair*                   Vice President, Treasurer and Assistant
2211 York Road, Suite 202         Secretary, Irish Life of North America, Inc., Director
Oak Brook, IL 60523               and Assistant Secretary of First Variable Life and Director
Age: 53                           of  Adviser; prior to 1994, Senior Vice President
                                  and Chief Financial Officer,  Interstate
                                  Assurance Company (an affiliate of Adviser)

__________________

*    "Interested person" as defined in the 1940 Act.

Trustees who are "interested persons" receive no compensation from the Trust. Each Trustee of the Trust who is not an interested person of the Trust receives an annual fee of $10,000, an additional fee of $1,500 for each Trustees' meeting attended in person and $750 for each Board Meeting attended through teleconference facilities and Committee Meeting attended (if held on a day other than when the Board of Trustees meeting is held). The Trustees' fees and expenses are shared equally by all Portfolio of the Trust. For the year ended December 31, 1998, the Disinterested Trustees received the following fees for service as Trustee:

                                          Pension or
                      Aggregate           Retirement Benefits       Total Compensation
                      Compensation from   Accrued As Part of        From Trust and
Fund Trustee          Trust               Trust Expenses            Complex
------------          -----               --------------            -------
Paul G. Chenault      $16,000                None                   $16,000

Wesley E. Horton      $16,000                None                   $16,000

W. Lawrence Howe      $16,000                None                   $16,000

Laird E. Wiggin       $16,000                None                   $16,000

Messrs. Horton, Howe and Wiggin have acted as Trustees of the Trust since their election to the Board of Trustees in December, 1993; Mr. Fair has acted as Trustee of the Trust since his election to the Board of Trustees in September, 1994; Mr. Chenault has acted as Trustee of the Trust since his election to the Board of Trustees in March, 1996. Mr. Soukup has acted as Trustee of the Trust since his election to the Board of Trustees in August, 1997.

During the last fiscal year, the Board of Trustees held four meetings.

The Board of Trustees has appointed an Audit Committee comprised of Messrs. Chenault, Horton, Howe and Wiggin. The Audit Committee held four meetings during the last fiscal year. The Audit Committee makes recommendations to the Board concerning the selection of the Trust's independent accountants, reviews with such accountants the scope and results of the Trust's annual audit and considers any comments that the accountants may have regarding the Trust's financial statements or books of account. The Disinterested Trustees are responsible for the annual review of the Trust's investment advisory arrangements and any other matters requiring the approval of the Disinterested Trustees under the 1940 Act. The Trust does not have a standing nominating or compensation committee of the Board.

The officers of the Trust serve for one year or until their respective successors are chosen and qualified. The Trust's officers currently receive no compensation from the Trust but are also officers of the Adviser and certain of its affiliates and receive compensation in such capacities.

The following table sets forth certain information concerning the current principal executive officers of the Trust.

                    Positions and         Other Principal Occupations
Name and Age        Offices with Trust    in Past 5 Years
______________      ___________________   ____________________________________
John M. Soukup      President and         President and Director, First
Age: 44             Trustee               Variable Life and President and
                                          Director of Adviser and FVCS since
                                          June, 1997; prior to June 1997, Market
                                          Development Office, Fortis.

Arnold R. Bergman   Secretary             Vice President, General Counsel and
Age: 47                                   Secretary of First Variable Life, Secretary
                                          and Clerk of Adviser and Secretary of
                                          FVCS.

Christopher Harden  Treasurer and         Vice President and Treasurer of First
Age: 41             Principal Accounting  Variable Life and Assistant Treasurer of
                    Officer               the Adviser since ___________, 1998;
                                          prior thereto, Vice President of Cova
                                          Financial Services Life Insurance
                                          Company.

Terri Bon           Assistant Treasurer   Assistant Vice President and Assistant
Age: 30                                   Treasurer of First Variable Life;
                                          Treasurer of the Adviser; prior to May 1998,
                                          Assistant Vice President of Cova
                                          Financial Services Life Insurance
                                          Company.

As of the Record Date, certain officers and Trustees of the Trust held beneficial interests in shares of the Trust through the purchase of variable annuity or variable life insurance contracts. The amount owned beneficially by the officers and Trustees, as a group, is less than one percent of each Portfolio's outstanding shares.

REQUIRED VOTE

The election of Trustees shall be by the affirmative vote of the holders of a plurality of the Shares entitled to vote present in person or represented by proxy at such meeting with the Shares of all Portfolios voting as a single class.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "IN FAVOR" OF THE NOMINEES FOR THE BOARD OF TRUSTEES LISTED IN THIS PROXY STATEMENT.

                                  PROPOSAL 2.:
                  APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT
                 BETWEEN FIRST VARIABLE ADVISORY SERVICES CORP.
                 ("ADVISER") AND VARIABLE INVESTORS SERIES TRUST

DESCRIPTION OF ADVISER

     Adviser is a Massachusetts corporation which was incorporated on October 8, 1993 and which is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. Adviser is a wholly-owned subsidiary of First Variable Life, which is a wholly-owned subsidiary of Irish Life of North America, Inc. which in turn is beneficially owned by Irish Life plc. ("Irish Life"). Irish Life of North America, Inc. is a Delaware corporation, incorporated as Carrig International in 1986. Irish Life was formed in 1939 through a consolidation of a number of Irish and British Life offices transacting business in Ireland. As of the end of 1998, the Irish Life consolidated group had in excess of $___ billion in assets. The address of the Adviser is 2122 York Road, Oak Brook, Illinois 60523.

SUMMARY OF CURRENT INVESTMENT ADVISORY AGREEMENT

     Under the Investment Advisory Agreement dated September 22, 1994, as amended May 1, 1995 ("Current Investment Advisory Agreement"), Adviser manages the business and affairs of the Portfolios and the Trust, subject to the control of the Board of Trustees of the Trust.

     Under the Current Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each portfolio of the Trust in a manner consistent with each portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions. The Current Investment Advisory Agreement also provides that Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust. The Current Investment Advisory Agreement further provides that Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust.

     The Adviser's activities are subject to the review and supervision of the Board of Trustees to whom the Adviser renders periodic reports of the Trust's investment activities.

As full compensation for its services under the Current Investment Advisory Agreement, the Trust pays the Adviser a monthly fee at the annual rates shown in the table below based on the average daily net assets of each Portfolio.

Portfolio                            Advisory Fee
                                     (Annual Rate based on average daily net assets
                                     of each Portfolio)

Growth                               .70%

Growth & Income                      .75%


High Income Bond                     .70% of first $40 million
                                     .65% of next $20 million
                                     .55% of next $15 million
                                     .50% of average net assets over and above $75 million

Matrix Equity                        .65% of first $100 million
                                     .55% of average net assets over and above $100 million

Multiple Strategies                  .70%

Small Cap Growth                     .85%

U.S. Government Bond                 .60% of first $200 million
                                     .50% of average net assets over and above $200 million

World Equity                         .70% of first $200 million
                                     .625% of next $300 million
                                     .50% of average net assets over and above $500 million

For the year ended December 31, 1998, the Adviser was paid advisory fees as follows: $490,627 with respect to the Growth Portfolio, $201,099 with respect to the Growth & Income Portfolio, $141,078 with respect to the High Income Bond Portfolio, $117,982 with respect to the Matrix Equity Portfolio, $259,847 with respect to the Multiple Strategies Portfolio, $126,469 with respect to the Small Cap Growth Portfolio, $68,415 with respect to the U.S. Government Bond Portfolio and $169,949 with respect to the World Equity Portfolio.

The Adviser and First Variable Life have agreed that they will, if necessary, pay the expenses of each Portfolio of the Trust until April 1, 1999, to the extent that expenses of a Portfolio, other than Adviser's compensation, exceed the annual rate of 0.50% of a Portfolio's average net assets (0.25% in the case of the U.S. Government Bond Portfolio).

The Current Investment Advisory Agreement dated September 22, 1994 (and as amended May 1, 1995 for purposes of the addition of the Growth & Income and the Small Cap Portfolios), was last approved by the Board of Trustees, including those Trustees who are not parties to the Current Investment Advisory Agreement or "interested persons" of any such party, on March 4, 1999. It was last approved by the Shareholders by a majority vote of the Shareholders of all Portfolios of the Trust on August 31, 1994, the approval of which was necessitated by the acquisition of the Adviser's then parent company which may have resulted in an assignment and thus a termination of the then existing investment advisory agreement.



                INFORMATION CONCERNING THE PROPOSED MERGER OFFER

GENERAL

Pursuant to the terms of the Merger Offer, Irish Permanent plc will acquire all of the shares of Irish Life plc on the following basis:

60.85 New Shares for every 100 Irish Life Shares.

Following the Merger Offer, Irish Permanent shareholders will hold approximately
32.7 percent and Irish Life Shareholders will hold approximately 67.3 percent of the enlarged share capital. Upon the Merger Offer becoming or being declared unconditional in all respects, it is intended that Irish Permanent plc will be renamed Irish Life & Permanent plc. The combined equity market value of Irish Life & Permanent will be approximately $_______.

The merger is subject to certain conditions and terms as set out in the Merger Offer Document, including obtaining certain approvals and consents from the Central Bank and the Minister for Enterprise, Trade and Employment in Ireland. In view of its size, the merger is also conditional on the approval of Irish Permanent plc shareholders. An extraordinary general meeting of Irish Permanent plc was convened for February 19, 1999 at which the Merger Offer, an increase in the authorized ordinary share capital of Irish Permanent, the authorization to the Directors to allot the New Shares, the appointment of the proposed directors and the name change of Irish Permanent plc to Irish Life & Permanent plc were approved.

DESCRIPTION OF IRISH PERMANENT

The Irish Temperance Permanent Benefit Building Society was established in 1884 as a permanent building society. In 1940 it changed its name to Irish Permanent Building Society (the "Society") and expanded its savings business through the introduction of new types of savings products. On September 21, 1994, the Society converted to a public limited company (under the name of Irish Permanent plc) and obtained a license from the Central Bank to carry on a banking business. The Existing Ordinary Shares have been listed on the Irish Stock Exchange and the London Stock Exchange since October 27, 1994.

Irish Permanent is a leading retail financial services group in Ireland with a network which extends to 92 branches and 101 agencies. Its products include mortgages, savings, investments, life assurance and pensions and other retail financial services. Irish Permanent reported profit after tax of IR pound sterling 23.0 million for the six month period ended June 30, 1998 and had shareholders' funds of IR pound sterling 288.5 million and total assets of IR pound sterling 6.8 billion as at June 30, 1998.

Irish Permanent's principal activities are the provision of mortgages and savings products, and it also provides a full range of personal retail financial services including current accounts, credit cards and bureaux de change. Irish Permanent is the largest mortgage provider in Ireland, with a market share of 22 percent of new mortgages issued in the nine month period to September 30, 1998, and also has a market share of seven percent of the retail savings market in Ireland. As at June 30, 1998, Irish Permanent had over 98,000 mortgage accounts and 700,000 savings accounts. Irish Permanent also holds a 15 percent share of the car finance market in Ireland through its wholly owned subsidiary, Irish Permanent Finance Limited.

In August 1994, Irish Permanent acquired Guinness & Mahon (Ireland) Limited, through which it now provides private banking services and, in 1996, it acquired Capital Home Loans Limited, a mortgage lender operating in England and Wales through a network of intermediaries.

EFFECT OF MERGER ON ADVISER AND TRUST

The terms of the Merger do not contemplate any changes, other than changes in the ordinary course of business, in the management or operation of the Adviser relating to the Trust, the personnel managing the Trust or other services or business activities of the Trust. The Merger is not expected to result in any changes in the business, corporate structure or composition of the senior management or personnel of the Adviser, or in the manner in which the Adviser renders services to the Trust. The Adviser will remain a wholly-owned subsidiary of First Variable Life, which in turn is, and will remain, a wholly-owned subsidiary of Irish Life of North America, Inc. The only change will be to the Adviser's ultimate parent, as described elsewhere herein.

                      THE NEW INVESTMENT ADVISORY AGREEMENT

The 1940 Act requires that an investment advisory agreement initially must be approved (i) by a majority of the disinterested directors/trustees of a fund and
(ii) by holders of a majority of the outstanding voting securities of such fund. Thereafter, the investment advisory agreement may continue in effect if approved annually by a majority of the disinterested directors/trustees of such fund, or by a majority of the outstanding voting securities of such fund.

Consummation of the Merger Offer could be deemed to result in an "assignment", as defined in the 1940 Act, of the Current Investment Advisory Agreement. As required by the 1940 Act, the Current Investment Advisory Agreement provides for its automatic termination in the event of its "assignment", as defined in the 1940 Act.

In anticipation of the Merger Offer, and in order for the Adviser to continue to serve as investment adviser to the Trust after the consummation of the Merger Offer, the new Investment Advisory Agreement ("New Investment Advisory Agreement") between the Adviser and the Trust must be approved (i) by a majority of the Disinterested Trustees of the Trust and (ii) as to each Portfolio, by holders of a majority of the outstanding voting securities of each such Portfolio of the Trust. See "Board of Trustees' Evaluation - New Investment Advisory Agreement" and "Required Vote - New Investment Advisory Agreement" below.

The Board of Trustees held a meeting on February 12, 1999, at which meeting the Trustees, including the Disinterested Trustees, concluded that, if the Merger Offer occurs, entry by the Trust into the New Investment Advisory Agreement would be in the best interest of the Trust and the Trust's shareholders. The Board, including the Disinterested Trustees, unanimously approved the New Investment Advisory Agreement and recommended such agreement for approval of the shareholders of the Trust at this Special Meeting. See "Board of Trustees' Evaluation - New Investment Advisory Agreement." The New Investment Advisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Merger Offer. The New Investment Advisory Agreement, if approved by the shareholders, will continue in effect until two (2) years after its effective date and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

In the event that the Merger Offer is not consummated, the Adviser would continue to serve as investment adviser of all Portfolios of the Trust pursuant to the terms of the Current Investment Advisory Agreement.

BROKERAGE AND RESEARCH SERVICES

Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It is currently intended that the Sub-Advisers will place all orders for the purchase and sale of portfolio securities for the Trust and buy and sell securities for the Trust through a substantial number of brokers and dealers. In so doing, the Sub-Advisers will use their best efforts to obtain for the Trust the best price and execution available. In seeking the best price and execution, the Sub-Advisers, having in mind the Trust's best interests, will consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Advisers may receive research, statistical, and quotation services from any broker-dealers with which they place the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Sub-Advisers and/or their affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fees paid by the Trust are not reduced because the Sub-Advisers and/or their affiliates may receive such services.

As  permitted  by  Section  28(e) of the  Securities  Exchange  Act of  1934,  a
Sub-Adviser may cause a Portfolio to pay a broker-dealer which provides brokerage and research services to the Sub-Adviser an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction. A Sub-Adviser's authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Adviser or the Trustees may adopt from time to time.

INVESTMENT DECISIONS. Investment decisions for the Trust and for the other investment advisory clients of the Sub-Advisers are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of a Sub-Adviser on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Sub-Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of a Sub-Adviser in the interest of achieving the most favorable net results for the Trust.

For the year ended December 31, 1998, the Portfolios paid brokerage commissions in the following aggregate amounts: Growth Portfolio, $83,459; Growth & Income Portfolio, $57,332; High Income Bond Portfolio, $171; Matrix Equity Portfolio, $43,252; Multiple Strategies Portfolio, $31,058; Small Cap Growth Portfolio, $23,533; U.S. Government Bond Portfolio, $-0-; and World Equity Portfolio, $120,381.


SUMMARY OF NEW INVESTMENT ADVISORY AGREEMENT

The New Investment Advisory Agreement is identical to the Current Investment Advisory Agreement, except for the proposed dates of execution, effectiveness and termination.

The form of the proposed New Investment Advisory Agreement is attached as Appendix A to this Proxy Statement. The New Investment Advisory Agreement has been marked to show the changes from the Current Investment Advisory Agreement.

BOARD OF TRUSTEES' EVALUATION - NEW INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of the Trust held a meeting on February 12, 1999 at which meeting the Trustees, including the Independent Trustees (Trustees who are independent, i.e., not "interested persons", as defined in the 1940 Act, and who have no direct or indirect financial interest in the New Investment Advisory Agreement), concluded that if the Merger occurs, entry by the Trust into the New Investment Advisory Agreement would be in the best interests of the Trust and the Shareholders of the Portfolio. The Board of Trustees, including the Independent Trustees, unanimously approved the New Investment Advisory Agreement for the Portfolios and recommended such agreement be submitted for approval by the Shareholders of the Portfolios at the Special Meeting. The New Investment Advisory Agreement would take effect upon the later to occur of (i) the obtaining of Shareholder approval or (ii) the closing of the Merger.

The Board, including the Disinterested Trustees, has determined that, by approving the New Investment Advisory Agreement on behalf of the Trust, the Trust can best assure itself that services currently provided by the Adviser will continue after the Merger Offer without interruption.

In evaluating the New Investment Advisory Agreement, the Board took into account that, except for the dates of execution, effectiveness and termination, there are no differences between the terms and conditions of the Trust's Current Investment Advisory Agreement and the New Investment Advisory Agreement, including the terms relating to the services to be provided thereunder by the Adviser and the fees and expenses payable by the Trust.

The Trustees were presented with materials furnished by the Adviser and Irish Life plc. Those materials included:

     1.   Irish Permanent plc 1997 Annual Report;

     2.   Irish Life plc 1997 Annual Report;

     3.   Irish  Permanent plc Interim  Report for the six months ended June 30,
          1998;

     4.   Irish Life plc Interim  Report for the six months ended June 30, 1998;
          and

     5.   Merger of Irish  Permanent  and  Irish  Life to  Create  Irish  Life &
          Permanent:

         (i)    Circular;
         (ii)   Merger Offer Document; and
         (iii)  Listing Particulars.

Based upon its review, the Board concluded that the New Investment Advisory Agreement is in the best interest of the Trust and its shareholders. The Board also concluded that, as a consequence of the merger, the parent of the Adviser will be financially strengthened. Accordingly, after consideration of the above factors, and such other factors and information that it deemed relevant, the Board, including the Disinterested Trustees, unanimously approved the New Investment Advisory Agreement and voted to recommend its approval to the shareholders of the Trust.

REQUIRED VOTE - NEW INVESTMENT ADVISORY AGREEMENT. Shareholders of each Portfolio will vote separately to approve or disapprove the New Investment Advisory Agreement. As provided in the 1940 Act, such approval as to a Portfolio requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio and (2) 67% or more of the shares of the Portfolio present at the Special Meeting if more than 50% of the outstanding shares are present at the Special Meeting in person or by proxy. In the event that Shareholders of any Portfolio do not approve the New Investment Advisory Agreement, the Board of Trustees of the Trust would seek to obtain for that Portfolio interim investment advisory services at the lesser of cost or the current fee rate from another advisory organization. Thereafter, the Board of Trustees of the Trust would either negotiate a new advisory agreement with an advisory organization selected by the Board of Trustees or make appropriate arrangements, in either event subject to approval of the Shareholders of that Portfolio.

     THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING ITS DISINTERESTED TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT.


                             ADDITIONAL INFORMATION

DIRECTORS AND OFFICERS OF THE ADVISER

     The following table sets forth certain information concerning the executive officers and directors of the Adviser.

The names and principal occupations of the officers and directors of the Adviser are as follows:

Name                        Principal Occupation
----                        --------------------
John M. Soukup              President and Director, First Variable Life
                            and President and Director of Adviser and
                            FVCS since June, 1997; prior to June 1997,
                            Market Development Officer, Fortis.

Norman A. Fair              Vice President, Treasurer and Assistant Secretary,
                            Irish Life of North America, Inc., Director
                            and Assistant Secretary of First Variable Life
                            and  Director of  Adviser; prior to 1994,
                            Senior Vice President and Chief Financial
                            Officer,  Interstate Assurance Company (an
                            affiliate of Adviser).

Martin Sheerin              Director of Adviser; Vice President and Chief
                            Actuary of First Variable Life, prior to
                            October, 1994, Vice President of Irish Life of
                            North America, Inc.

Arnold R. Bergman           Vice President, General Counsel and
                            Secretary of First Variable Life, Secretary
                            and Clerk of Adviser and Secretary of
                            FVCS.

Christopher Harden          Assistant Treasurer of Adviser; Treasurer of
                            the Trust; Vice President and Treasurer of
                            First Variable Life since ________, 1998;
                            prior thereto, Vice President of Cova Financial
                            Services Life Insurance Company.

Terri Bon                   Treasurer of Adviser; Assistant Vice President and
                            Assistant Treasurer of First Variable Life; Assistant
                            Treasurer of the Trust; prior to May 1998, Assistant
                            Vice President of Cova Financial Services Life
                            Insurance Company.

The address of all of the officers and directors of the Adviser is 2122 York Road, Oak Brook, Illinois 60523, with the exception of Mr. Fair whose address is 2211 York Road, Suite 202, Oak Brook, Illinois 60523.

SUBSTANTIAL SHAREHOLDERS

As of the Record Date, all of the Shares of the Trust were owned by First Variable Life, First Variable Annuity Fund A, First Variable Annuity Fund E and First Variable Annuity Fund M. First Variable Annuity Funds A, E and M are separate accounts of First Variable Life. Their Shares will be voted in accordance with voting instructions received from variable contract owners as described under "Voting." The amount owned beneficially by the officers and Trustees, as a group, is less than one percent of each Portfolio's outstanding shares.


OTHER MATTERS

     The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is intended that the proxies will vote thereon in their discretion.

                        By order of the Board of Trustees,


                        ARNOLD R. BERGMAN
                        Secretary

Dated: March ___, 1999
Oak Brook, Illinois



                                    ANNEX A

                         VARIABLE INVESTORS SERIES TRUST
                          INVESTMENT ADVISORY AGREEMENT



     AGREEMENT,  made  as of the  ________  day  of  __________,  199__  between
                                 ----------          ----------      ---
VARIABLE INVESTORS SERIES TRUST, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (the "Trust"), and FIRST VARIABLE ADVISORY SERVICES CORP., a Massachusetts corporation (the "Adviser").

                              W I T N E S S E T H :

     WHEREAS, the Trust is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Trust is authorized to issue separate series, each of which offers a separate class of shares of common stock, each having its own investment objective or objectives, policies and limitations;

     WHEREAS, the Trust currently offers shares in seven series, designated as the Cash Management Portfolio, Common Stock Portfolio, High Income Bond Portfolio, World Equity Portfolio, Multiple Strategies Portfolio, Tilt Utility Portfolio and U.S. Government Bond Portfolio ("Current Series"), and the Trust may offer shares of one or more additional series in the future;

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Trust desires to retain the Adviser to render investment management and administrative services to the Trust with respect to each Current Series as indicated on the signature page in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto agree as follows:

     1.   Services of the Adviser.

     1.1 Investment Management Services. The Adviser shall act as the investment adviser to the Trust and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Trust in a manner consistent with its investment objectives, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Trust, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best net price and most favorable execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers and dealers who provide the Adviser with research, analysis, advice and similar services and pay such brokers and dealers in return a higher commission or spread than may be charged by other brokers or dealers. The Trust hereby authorizes any entity or person associated with the Adviser or any Sub-Adviser retained by Adviser pursuant to Section 7 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by
Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(iv).

     The Adviser shall carry out its duties with respect to the Trust's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Trust's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

     1.2 Administrative Services. The Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

     1.2.1 Office Space, Equipment and Facilities. Furnish without cost to the Trust, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Trust's needs.

     1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform all of the Trust's executive, administrative and clerical functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

     1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, independent auditors and legal counsel.

     1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

     1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Trust are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations.

     1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Trust to its shareholders and all reports and filings required to maintain the registration and qualification of the Trust and Trust shares, or to meet other regulatory or tax requirements applicable to the Trust, under federal and state securities and tax laws.

     1.3 Additional Series. In the event that the Trust from time to time designates one or more series in addition to the Current Series ("Additional Series"), it shall notify the Adviser in writing. If the Adviser is willing to perform services hereunder to the Additional Series, it shall so notify the Trust in writing. Thereupon, the Trust and the Adviser shall enter into an Addendum to this Agreement for the Additional Series and the Additional Series shall be subject to this Agreement.

     2. Expenses of the Trust.

     2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser.

     In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Trust under any separate agreement or arrangement between the parties.

     2.2 Expenses to be Paid by the Trust. The Trust shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Trust, and not to the Adviser, include, but are not limited to:

     2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property.

     2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent or other agent engaged by the Trust to service shareholder accounts.

     2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

     2.2.4 Prospectuses. All expenses of preparing, setting in type, printing and mailing annual or more frequent revisions of the Trust's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

     2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Trust's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Trust's investment portfolio.

     2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

     2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent auditors.

     2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

     2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitation therefor.

     2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of the Trust's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

     2.2.11 State Registration Fees. All fees and expenses of qualifying and maintaining the qualification of the Trust and of the Trust's shares for sale under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesman of the Trust in any state).

     2.2.12 Share Certificates. All expenses of preparing and transmitting the Trust's share certificates.

     2.2.13 Confirmations. All expenses incurred in connection with the issue and transfer of Trust shares, including the expenses of confirming all share transactions.

     2.2.14 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Trust in a manner approved by its Trustees.

     2.2.15 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Trust's portfolio securities.

     2.2.16 Taxes. All taxes or governmental fees payable by or with respect to the Trust to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

     2.2.17 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

     2.2.18 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

     3. Advisory Fee.

     3.1 Fee. As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, the Trust shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated at the annual rate of the average daily net assets of each series of the Trust as set forth below:

     3.1.1 Cash Management Portfolio. 0.50% of the first $70 million of average net assets and 0.45% of average net assets over and above $70 million.

     3.1.2 Common Stock Portfolio. 0.70% of average net assets.

     3.1.3 High Income Bond Portfolio. 0.70% of the first $40 million of average net assets, 0.65% of average net assets over and above $40 million but not exceeding $60 million, 0.55% of average net assets over and above $60 million but not exceeding $75 million, and 0.50% of average net assets over and above $75 million.

     3.1.4 World Equity Portfolio. 0.70% of the first $200 million of average net assets, 0.625% of average net assets over and above $200 million but not exceeding $500 million, and 0.50% of average net assets over and above $500 million.

     3.1.5 Multiple Strategies Portfolio. 0.70% of average net assets.

     3.1.6 Tilt Utility Portfolio. 0.65% of the first $100 million of average net assets and 0.55% of average net assets over and above $100 million.

     3.1.7 U.S. Government Bond Portfolio. 0.60% of the first $200 million of average net assets and 0.50% of average net assets over and above $200 million.

     4. Records.

     4.1 Tax Treatment. The Adviser shall maintain the books and records of the Trust in such a manner that treats each series as a separate entity for federal income tax purposes.

     4.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

     5. Reports to Adviser.

     The Trust shall furnish or otherwise make available to the Adviser such copies of the Trust's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports, and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

     6. Reports to the Trust.

     The  Adviser   shall  prepare  and  furnish  to  the  Trust  such  reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

     7. Retention of Sub-Adviser(s).

     Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain a sub-adviser(s), at the Adviser's own cost and expense, for the purpose of making investment recommendations and research information available to the Adviser. Retention of a sub-adviser(s) shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible to the Trust for all acts or omissions of the sub-adviser(s) in connection with the performance of the Adviser's duties hereunder.

     8. Services to Other Clients.

     Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

     9. Limitation of Liability of Adviser and its Personnel.

     Neither the Adviser nor any director, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser; provided, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

     10. No Personal Liability of Trustees or Shareholders.

     This Agreement is made by the Trust pursuant to authority granted by the Trustees, and the obligations created hereby are not binding on any of the Trustees or shareholders of the Trust individually, but bind only the property of the Trust.

     11. Effect of Agreement.

     Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

     12. Term of Agreement.

     The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect through _________________. Thereafter, this Agreement shall continue in
               ------------------
effect with respect to the Trust from year to year, subject to the termination provisions and all other terms and conditions hereof; provided, such continuance with respect to the Trust is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Trust or by the Trustees of the Trust; provided, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto; and provided further that the Adviser shall not have notified the Trust in writing at least sixty (60) days prior to _________________, or at least
                                                 -----------------
sixty (60) days prior to  ______________ of any year thereafter that it does not
                          --------------
desire such continuation. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

     13. Amendment or Assignment of Agreement.

     Any amendment to this Agreement shall be in writing signed by the parties hereto; provided, that no such amendment shall be effective unless authorized on behalf of the Trust (i) by resolution of the Trust's Trustees, including the vote or written consent of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment.

     14. Termination of Agreement.

     This Agreement may be terminated at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; provided, that in the case of termination by the Trust, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or
(ii) by vote of a majority of the outstanding voting securities of the Trust.

     15. Interpretation and Definition of Terms.

     Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     16. Captions.

     The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     17. Execution in Counterparts.

     This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

                              VARIABLE INVESTORS SERIES TRUST for its
                              Cash Management Portfolio, Common Stock
                              Portfolio, High Income Bond Portfolio,
                              World Equity Portfolio, Multiple
                              Strategies Portfolio, Tilt Utility
                              Portfolio and U.S. Government Bond
                              Portfolio

Attest:

/s/RAYMOND A. O'HARA III            By:  /s/MARK E.  REYNOLDS
- -----------------------------            ----------------------------------
                                             Mark E. Reynolds
                                             Treasurer

                              FIRST VARIABLE ADVISORY SERVICES CORP.

Attest:

/s/RAYMOND A. O'HARA III            By:  /s/MARK E. REYNOLDS
- -----------------------------            ----------------------------------
                                             Mark E. Reynolds
                                             Treasurer


                    ADDENDUM TO INVESTMENT ADVISORY AGREEMENT

                     BETWEEN VARIABLE INVESTORS SERIES TRUST
                                       AND
                     FIRST VARIABLE ADVISORY SERVICES CORP.

     The Investment Advisory Agreement ("Agreement") between Variable Investors Series Trust (the "Trust") and First Variable Advisory Services Corp. (the "Adviser") dated September 22, 1994, is hereby amended to add two Additional Series to the Trust in accordance with Section 1.3 of the Agreement. The two Additional Series being added pursuant to this Addendum are the Growth & Income Portfolio and the Small Cap Growth Portfolio. The fees to be paid to the Adviser, with respect to each Additional Series, are as follows:

            GROWTH & INCOME PORTFOLIO. 0.75% of average net assets. SMALL CAP GROWTH PORTFOLIO. 0.85% of average net assets.

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of this 1st day of May, 1995.



                                  VARIABLE INVESTORS SERIES TRUST
                                  for its Growth & Income Portfolio and
                                  Small Cap Growth Portfolio
Attest:

/s/                               By: /s/
--------------------------            ----------------------------------


                                  FIRST VARIABLE ADVISORY SERVICES CORP.
Attest:

/s/                               By: /s/
--------------------------            ----------------------------------




                                      PROXY

                                GROWTH PORTFOLIO
                                       OF
                         VARIABLE INVESTORS SERIES TRUST

                         SPECIAL MEETING OF SHAREHOLDERS

                                 April 23, 1999

     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Growth Portfolio of Variable Investors Series Trust ("Trust") hereby appoints _____________________________________________________, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on April 23, 1999 at the offices of First Variable Advisory Services Corp., 2122 York Road, Oak Brook, Illinois 60523 at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To elect two trustees to serve until their respective successors are elected and have qualified: Paul G. Chenault and John M. Soukup.

    IN FAVOR
 For both nominees
 listed (except as             WITHHOLDING
 marked to the contrary)       AUTHORITY                    ABSTAIN
 -----------------------       --------------               -------------



------------------------------------
(INSTRUCTION: TO WITHHOLD AUTHORITY
FOR ANY INDIVIDUAL NOMINEE WRITE THE
NAME ON THE LINE PROVIDED
ABOVE.)


2. To approve a New Investment Advisory agreement between the Trust and First Variable Advisory Services Corp., such New Investment Advisory Agreement to contain the same terms and conditions as the Current Investment Advisory Agreement, except for the dates of execution, effectiveness and termination.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                        Dated: ____________________, 1999

                        First Variable Life Insurance Company

                        ---------------------------------------------------
                        Name of Insurance Company

                        ---------------------------------------------------
                        Name and Title of Authorized Officer

                        ---------------------------------------------------
                        Signature of Authorized Officer

GROWTH PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:


-----------------------------------


                                      PROXY
                            GROWTH & INCOME PORTFOLIO
                                       OF
                         VARIABLE INVESTORS SERIES TRUST

                         SPECIAL MEETING OF SHAREHOLDERS

                                 April 23, 1999

     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Growth & Income Portfolio of Variable Investors Series Trust ("Trust") hereby appoints _____________________________________________, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on April 23, 1999 at the offices of First Variable Advisory Services Corp., 2122 York Road, Oak Brook, Illinois 60523 at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To elect two trustees to serve until their respective successors are elected and have qualified: Paul G. Chenault and John M. Soukup.

    IN FAVOR
 For both nominees
 listed (except as             WITHHOLDING
 marked to the contrary)       AUTHORITY                    ABSTAIN
 -----------------------       --------------               -------------



------------------------------------
(INSTRUCTION: TO WITHHOLD AUTHORITY
FOR ANY INDIVIDUAL NOMINEE WRITE THE
NAME ON THE LINE PROVIDED
ABOVE.)


2. To approve a New Investment Advisory agreement between the Trust and First Variable Advisory Services Corp., such New Investment Advisory Agreement to contain the same terms and conditions as the Current Investment Advisory Agreement, except for the dates of execution, effectiveness and termination.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                        Dated: ____________________, 1999

                        First Variable Life Insurance Company

                        ---------------------------------------------------
                        Name of Insurance Company

                        ---------------------------------------------------
                        Name and Title of Authorized Officer

                        ---------------------------------------------------
                        Signature of Authorized Officer

GROWTH & INCOME PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:


-----------------------------------


                                      PROXY
                           HIGH INCOME BOND PORTFOLIO
                                       OF
                         VARIABLE INVESTORS SERIES TRUST

                         SPECIAL MEETING OF SHAREHOLDERS

                                 April 23, 1999

     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the High Income Bond Portfolio of Variable Investors Series Trust ("Trust") hereby appoints _____________________________________________, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on April 23, 1999 at the offices of First Variable Advisory Services Corp., 2122 York Road, Oak Brook, Illinois 60523 at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To elect two trustees to serve until their respective successors are elected and have qualified: Paul G. Chenault and John M. Soukup.

    IN FAVOR
 For both nominees
 listed (except as             WITHHOLDING
 marked to the contrary)       AUTHORITY                    ABSTAIN
 -----------------------       --------------               -------------



------------------------------------
(INSTRUCTION: TO WITHHOLD AUTHORITY
FOR ANY INDIVIDUAL NOMINEE WRITE THE
NAME ON THE LINE PROVIDED
ABOVE.)


2. To approve a New Investment Advisory agreement between the Trust and First Variable Advisory Services Corp., such New Investment Advisory Agreement to contain the same terms and conditions as the Current Investment Advisory Agreement, except for the dates of execution, effectiveness and termination.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                        Dated: ____________________, 1999

                        First Variable Life Insurance Company

                        ---------------------------------------------------
                        Name of Insurance Company

                        ---------------------------------------------------
                        Name and Title of Authorized Officer

                        ---------------------------------------------------
                        Signature of Authorized Officer

HIGH INCOME BOND PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:


-----------------------------------


                                      PROXY
                             MATRIX EQUITY PORTFOLIO
                                       OF
                         VARIABLE INVESTORS SERIES TRUST

                         SPECIAL MEETING OF SHAREHOLDERS

                                 April 23, 1999

     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Matrix Equity Portfolio of Variable Investors Series Trust ("Trust") hereby appoints ___________________________________________, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on April 23, 1999 at the offices of First Variable Advisory Services Corp., 2122 York Road, Oak Brook, Illinois 60523 at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To elect two trustees to serve until their respective successors are elected and have qualified: Paul G. Chenault and John M. Soukup.

    IN FAVOR
 For both nominees
 listed (except as             WITHHOLDING
 marked to the contrary)       AUTHORITY                    ABSTAIN
 -----------------------       --------------               -------------



------------------------------------
(INSTRUCTION: TO WITHHOLD AUTHORITY
FOR ANY INDIVIDUAL NOMINEE WRITE THE
NAME ON THE LINE PROVIDED
ABOVE.)


2. To approve a New Investment Advisory agreement between the Trust and First Variable Advisory Services Corp., such New Investment Advisory Agreement to contain the same terms and conditions as the Current Investment Advisory Agreement, except for the dates of execution, effectiveness and termination.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                        Dated: ____________________, 1999

                        First Variable Life Insurance Company

                        ---------------------------------------------------
                        Name of Insurance Company

                        ---------------------------------------------------
                        Name and Title of Authorized Officer

                        ---------------------------------------------------
                        Signature of Authorized Officer

MATRIX EQUITY PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:


-----------------------------------


                                      PROXY
                          MULTIPLE STRATEGIES PORTFOLIO
                                       OF
                         VARIABLE INVESTORS SERIES TRUST

                         SPECIAL MEETING OF SHAREHOLDERS

                                 April 23, 1999

     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Multiple Strategies Portfolio of Variable Investors Series Trust ("Trust") hereby appoints _______________________________________________, or any one of
them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on April 23, 1999 at the offices of First Variable Advisory Services Corp., 2122 York Road, Oak Brook, Illinois 60523 at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To elect two trustees to serve until their respective successors are elected and have qualified: Paul G. Chenault and John M. Soukup.

    IN FAVOR
 For both nominees
 listed (except as             WITHHOLDING
 marked to the contrary)       AUTHORITY                    ABSTAIN
 -----------------------       --------------               -------------



------------------------------------
(INSTRUCTION: TO WITHHOLD AUTHORITY
FOR ANY INDIVIDUAL NOMINEE WRITE THE
NAME ON THE LINE PROVIDED
ABOVE.)


2. To approve a New Investment Advisory agreement between the Trust and First Variable Advisory Services Corp., such New Investment Advisory Agreement to contain the same terms and conditions as the Current Investment Advisory agreement, except for the dates of execution, effectiveness and termination.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                        Dated: ____________________, 1999

                        First Variable Life Insurance Company

                        ---------------------------------------------------
                        Name of Insurance Company

                        ---------------------------------------------------
                        Name and Title of Authorized Officer

                        ---------------------------------------------------
                        Signature of Authorized Officer

MULTIPLE STRATEGIES PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:


-----------------------------------


                                      PROXY
                           SMALL CAP GROWTH PORTFOLIO
                                       OF
                         VARIABLE INVESTORS SERIES TRUST

                         SPECIAL MEETING OF SHAREHOLDERS

                                 April 23, 1999

     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Small Cap Growth Portfolio of Variable Investors Series Trust ("Trust") hereby appoints _____________________________________________, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on April 23, 1999 at the offices of First Variable Advisory Services Corp., 2122 York Road, Oak Brook, Illinois 60523 at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To elect two trustees to serve until their respective successors are elected and have qualified: Paul G. Chenault and John M. Soukup.

    IN FAVOR
 For both nominees
 listed (except as             WITHHOLDING
 marked to the contrary)       AUTHORITY                    ABSTAIN
 -----------------------       --------------               -------------



------------------------------------
(INSTRUCTION: TO WITHHOLD AUTHORITY
FOR ANY INDIVIDUAL NOMINEE WRITE THE
NAME ON THE LINE PROVIDED
ABOVE.)


2. To approve a New Investment Advisory agreement between the Trust and First Variable Advisory Services Corp., such New Investment Advisory Agreement to contain the same terms and conditions as the Current Investment Advisory Agreement, except for the dates of execution, effectiveness and termination.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                        Dated: ____________________, 1999

                        First Variable Life Insurance Company

                        ---------------------------------------------------
                        Name of Insurance Company

                        ---------------------------------------------------
                        Name and Title of Authorized Officer

                        ---------------------------------------------------
                        Signature of Authorized Officer

SMALL CAP GROWTH PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:


-----------------------------------



                                      PROXY
                         U.S. GOVERNMENT BOND PORTFOLIO
                                       OF
                         VARIABLE INVESTORS SERIES TRUST

                         SPECIAL MEETING OF SHAREHOLDERS

                                 April 23, 1999

     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the U.S. Government Bond Portfolio of Variable Investors Series Trust ("Trust") hereby appoints ______________________________________, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on April 23, 1999 at the offices of First Variable Advisory Services Corp., 2122 York Road, Oak Brook, Illinois 60523 at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To elect two trustees to serve until their respective successors are elected and have qualified: Paul G. Chenault and John M. Soukup.

    IN FAVOR
 For both nominees
 listed (except as             WITHHOLDING
 marked to the contrary)       AUTHORITY                    ABSTAIN
 -----------------------       --------------               -------------



------------------------------------
(INSTRUCTION: TO WITHHOLD AUTHORITY
FOR ANY INDIVIDUAL NOMINEE WRITE THE
NAME ON THE LINE PROVIDED
ABOVE.)


2. To approve a New Investment Advisory agreement between the Trust and First Variable Advisory Services Corp., such New Investment Advisory Agreement to contain the same terms and conditions as the Current Investment Advisory Agreement, except for the dates of execution, effectiveness and termination.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                        Dated: ____________________, 1999

                        First Variable Life Insurance Company

                        ---------------------------------------------------
                        Name of Insurance Company

                        ---------------------------------------------------
                        Name and Title of Authorized Officer

                        ---------------------------------------------------
                        Signature of Authorized Officer

U.S. GOVERNMENT BOND PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:


-----------------------------------


                                      PROXY
                             WORLD EQUITY PORTFOLIO
                                       OF
                         VARIABLE INVESTORS SERIES TRUST

                         SPECIAL MEETING OF SHAREHOLDERS

                                 April 23, 1999

     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the World Equity Portfolio of Variable Investors Series Trust ("Trust") hereby appoints ___________________________________________, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on April 23, 1999 at the offices of First Variable Advisory Services Corp., 2122 York Road, Oak Brook, Illinois 60523 at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To elect two trustees to serve until their respective successors are elected and have qualified: Paul G. Chenault and John M. Soukup.

    IN FAVOR
 For both nominees
 listed (except as             WITHHOLDING
 marked to the contrary)       AUTHORITY                    ABSTAIN
 -----------------------       --------------               -------------



------------------------------------
(INSTRUCTION: TO WITHHOLD AUTHORITY
FOR ANY INDIVIDUAL NOMINEE WRITE THE
NAME ON THE LINE PROVIDED
ABOVE.)


2. To approve a New Investment Advisory agreement between the Trust and First Variable Advisory Services Corp., such New Investment Advisory Agreement to contain the same terms and conditions as the Current Investment Advisory Agreement, except for the dates of execution, effectiveness and termination.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                        Dated: ____________________, 1999

                        First Variable Life Insurance Company

                        ---------------------------------------------------
                        Name of Insurance Company

                        ---------------------------------------------------
                        Name and Title of Authorized Officer

                        ---------------------------------------------------
                        Signature of Authorized Officer

WORLD EQUITY PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:


-----------------------------------




[NAME OF PORTFOLIO]


              INSTRUCTIONS TO FIRST VARIABLE LIFE INSURANCE COMPANY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
          VARIABLE INVESTORS SERIES TRUST TO BE HELD ON APRIL 23, 1999
                       INSTRUCTIONS SOLICITED ON BEHALF OF
                      FIRST VARIABLE LIFE INSURANCE COMPANY


The undersigned hereby instructs First Variable Life Insurance Company (the "Company") to vote all shares of the above-referenced Portfolio of VARIABLE INVESTORS SERIES TRUST (the "Trust") represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held at 10:00 a.m., local time, on April 23, 1999, at the offices of First Variable
Advisory Services Corp., 2122 York Road, Oak Brook, Illinois and at any adjournment thereof, as indicated on the reverse side.



                                           Dated: ________________________, 1999


                                           _____________________________________
                                                       Signature(s)


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign this proxy. Please sign, date and return.



INSTRUCTIONS SOLICITED ON BEHALF OF FIRST VARIABLE LIFE INSURANCE COMPANY

FIRST VARIABLE LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL THE PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

Please vote by filling in the boxes below.



                                   IN FAVOR
                                   For both nominees
                                   listed (except as        WITHHOLDING
                                   marked to the contrary)  AUTHORITY    ABSTAIN
                                   -----------------------  -----------  -------
1. To elect two trustees to
   serve until their respective         [    ]                [    ]      [    ]
   successors are elected and
   have qualified: Paul G.
   Chenault and John M. Soukup.


------------------------------
(INSTRUCTION: TO WITHHOLD
AUTHORITY FOR ANY INDIVIDUAL
NOMINEE WRITE THE NAME ON THE
LINE PROVIDED ABOVE.)


                                               FOR          AGAINST      ABSTAIN
                                               ---          -------      -------

2. To approve a New Investment  Advisory       [   ]          [   ]        [   ]
   Agreement  between the Trust and First
   Variable  Advisory  Services Corp.,
   such New Investment  Advisory
   Agreement to contain  the same
   terms  and  conditions  as the
   Current  Investment  Advisory
   Agreement, except for the dates of
   execution, effectiveness and
   termination.



                  IMPORTANT: Please sign on the reverse side.